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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 23, 2000

                         MERISTAR HOTELS & RESORTS, INC.
        (Exact Name of Registration business as Specified in Its Charter)

           Delaware                      1-14331                52-2101815
(State or other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)

                  1010 Wisconsin Avenue, Washington, D.C. 20007
          (Address, including zip code, of Principal Executive Offices)

                                 (202) 965-4455
               (Registrant's telephone number including area code)

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Item 5.  Other Events.

         On March 23, 2000, MeriStar Hotels & Resorts, Inc. ("MeriStar") announced that its wholly-owned subsidiary ("Newco") had entered into an Agreement and Plan of Merger, dated as of March 23, 2000, with BridgeStreet Accommodations, Inc ("BridgeStreet"). Pursuant to the Agreement and Plan of Merger, BridgeStreet will merge with and into Newco. The Agreement and Plan of Merger is attached hereto as Exhibit 2 and is incorporated herein by reference and the press release announcing the transaction is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7(c).  Exhibits.

2    --   Agreement and Plan of Merger, dated as of March 23, 2000, among
          MeriStar, Newco and BridgeStreet.

99   --   Joint press release issued by MeriStar and BridgeStreet on March 23,
          2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:  March 24, 2000

                                    MERISTAR HOTELS & RESORTS, INC.


                                    By: /s/ Christopher L. Bennett
                                        --------------------------
                                        Name:  Christopher L. Bennett
                                        Title: Vice President, Legal
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                                  EXHIBIT INDEX


2 Agreement and Plan of Merger, dated as of March 23, 2000, among MeriStar, Newco and BridgeStreet.

99    Joint Press release issued by MeriStar and BridgeStreet on March 23, 2000.